Rule 497(e)
Registration No. 002-30447
1940 Act File No. 811-01728

NICHOLAS FUND, INC.

SUPPLEMENT DATED JUNE 26, 2009

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED JULY 31, 2008 OF

Nicholas Fund, Inc.

     THIS SUPPLEMENT UPDATES THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

This Supplement updates certain information contained in the above-referenced Prospectus and Statement of Additional Information of Nicholas Fund, Inc. On June 25, 2009, a majority of the shareholders of Nicholas Liberty Fund approved a plan to liquidate and dissolve the Nicholas Liberty Fund. The liquidation is expected to occur on June 26, 2009.

Accordingly, effective as of June 26, 2009, all references to Nicholas Liberty Fund in the Prospectus and Statement of Additional Information are hereby deleted.